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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 18, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                          File Number)                     Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 29, 1999, Apache Corporation ("Apache") signed an asset purchase agreement and a stock purchase agreement with Shell Offshore Inc. and affiliated Shell entities ("Shell") to purchase Shell's interest in 22 producing fields and 16 undeveloped blocks located in the Gulf of Mexico. Apache will operate 18 of the 22 producing fields and also acquire certain production-related assets and proprietary 3-D seismic data covering over 1,000 blocks in the Gulf of Mexico. The transaction has an effective date of March 1, 1999, and a purchase price of $715 million in cash (subject to reduction for production since March 1, 1999 and other adjustments) and one million shares of Apache's common stock, par value $1.25 per share ("Apache Common Stock").

The properties included in the transaction had estimated proved reserves of
127.3 million barrels of oil equivalent at March 1, 1999, and were approximately 54 percent oil and 46 percent natural gas. The $715 million cash portion of the purchase price assumes that the other owners of working interests in the Shell properties will not exercise any of their preferential rights to purchase portions of the interests Apache has agreed to purchase from Shell. The asset purchase agreement and the stock purchase agreement are listed under Item 7 as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

The transaction was closed on May 18, 1999, effective as of March 1, 1999, and is subject to customary post-closing adjustments and the preferential rights to purchase noted above. Apache issued a press release, dated May 18, 1999, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.

The cash portion of the purchase price was funded through a combination of debt and equity. In separate offerings underwritten by Goldman, Sachs & Co., Apache raised net proceeds of approximately $655 million through the issuance of (i) 14,950,000 shares of Apache Common Stock and (ii) seven million $2.015 Depositary Shares (the "Depositary Shares") representing Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C. The balance of the cash portion of the purchase price was funded under Apache's existing lines of credit. The final prospectus supplements for the shares of Apache Common Stock and the Depositary Shares are listed under Item 7 as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

The one million shares of Apache Common Stock issued to Shell pursuant to the above-referenced stock purchase agreement were not a part of the underwritten offerings discussed above. Such shares were issued under Apache's Registration Statement on Form S-4 (Registration No. 33-61669) filed on August 8, 1995 and amended on September 21, 1995, with the Securities Exchange Commission under the Securities Act of 1933, as amended.

Other than Apache's negotiations and discussions with representatives of Shell concerning the transaction described above, there are no material relationships between Shell and Apache or any of Apache's affiliates, officers or directors, or any associate of any officer or director of Apache.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

It is impractical to file financial statements and pro forma financial information at this time. The Registrant will file such statements and information as soon as practicable. It is expected that such statements and information will be filed by amendment to this Form 8-K on or before July 30, 1999.

(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION
-----------                -----------

 2.1*                      Asset Purchase Agreement, dated effective March 1, 1999, between Shell Offshore Inc. and certain affiliated Shell entities, as Seller, and Apache Corporation, as Buyer.

 2.2*                      Stock Purchase Agreement, dated April 29, 1999, between Shell Offshore Inc. and Apache Corporation.

99.1                       Press Release, dated May 18, 1999, "Apache Closes on Purchase of Shell Assets in Gulf of Mexico"
                           (incorporated by reference to Amendment No. 2 on Form 8-K/A to Apache's Form 8-K dated April 29, 1999, filed on May 24, 1999, SEC File No. 1-4300).

99.2                       Final Prospectus Supplement (Common Stock), dated May 12, 1999 (incorporated by reference to Apache's filing pursuant to Rule 424(B)(2) on May 13, 1999, Registration No. 333-75633).

99.3                       Final Prospectus Supplement (Depositary Shares), dated May 12, 1999 (incorporated by reference to
                           Apache's filing pursuant to Rule 424(B)(2) on May 13, 1999, Registration No. 333-75633).


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*      filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         APACHE CORPORATION


Date:  May 25, 1999                      /s/ Z. S. KOBIASHVILI
                                         ---------------------------------------
                                         Z. S. Kobiashvili
                                         Vice President and General Counsel


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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------

 2.1*                      Asset Purchase Agreement, dated effective March 1, 1999, between Shell Offshore Inc. and certain affiliated Shell entities, as Seller, and Apache Corporation, as Buyer.

 2.2*                      Stock Purchase Agreement, dated April 29, 1999, between Shell Offshore Inc. and Apache Corporation.

99.1                       Press Release, dated May 18, 1999, "Apache Closes on Purchase of Shell Assets in Gulf of Mexico"
                           (incorporated by reference to Amendment No. 2 on Form 8-K/A to Apache's Form 8-K dated April 29, 1999, filed on May 24, 1999, SEC File No. 1-4300).

99.2                       Final Prospectus Supplement (Common Stock), dated May 12, 1999 (incorporated by reference to Apache's filing pursuant to Rule 424(B)(2) on May 13, 1999, Registration No. 333-75633).

99.3                       Final Prospectus Supplement (Depositary Shares), dated May 12, 1999 (incorporated by reference to
                           Apache's filing pursuant to Rule 424(B)(2) on May 13, 1999, Registration No. 333-75633).


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*      filed herewith